UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 6, 2003

                              EPHONE TELECOM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    FLORIDA                       000-27669                   98-0204749
---------------                  -----------              ------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)


                         1145 Herndon Parkway, Suite 100
                             Herndon Virginia 20170
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (703) 787-7000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events and Required FD Disclosure

                  On May 6, 2003, ePhone Telecom, Inc. ("ePhone") and Champion Teleport, Inc. ("Champion") entered into a letter of intent to merge Champion with and into a wholly-owned subsidiary of ePhone (the "Transaction"). In connection with the Transaction, ePhone will issue 99,641,757 shares of its common stock to the Champion shareholders in exchange for all of the issued and outstanding shares of Champion's capital stock.

         The Transaction is subject to ePhone's receipt of a "Fairness Opinion" with respect to the Transaction and continued due diligence by both parties.

         In addition, on May 6, 2003, Champion loaned $200,000 to ePhone pursuant to a 9% convertible secured promissory note ("Note") due on September 1, 2003. The Note is convertible into an aggregate of 13,333,333 shares of ePhone's common stock.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit 1 - Press release dated May 9, 2003


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 9, 2003

                              EPHONE TELECOM, INC.

                         By:  /s/ Carmine Taglialatela
                            --------------------------------------------------
                              Name: Carmine Taglialatela
                              Title: President and CEO